UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑       Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ally Financial Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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E59268-P18183 See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/ally or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 7, 2019. ALLY FINANCIAL INC. Meeting Type: Annual Meeting For holders as of: March 12, 2019 Date: May 7, 2019 Time: 9:00 AM EDT Location: Waterview Loft 130 E. Atwater Street Detroit, Michigan 48226 ALLY FINANCIAL INC. 500 WOODWARD AVENUE MC: MI-01-10-CORPSEC DETROIT, MICHIGAN 48226

E59269-P18183 Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2019 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/ally. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/ally 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com/ally. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Stockholder Meeting Registration: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com/ally no later than 11:59 p.m. Eastern Time on May 3, 2019. g XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

1a. Franklin W. Hobbs

1b. Kenneth J. Bacon

1c. Katryn (Trynka) Shineman Blake

1d. Maureen A. Breakiron-Evans

1e. William H. Cary

1f. Mayree C. Clark

1g. Kim S. Fennebresque

1h. Marjorie Magner

1i. Brian H. Sharples

1j. John J. Stack

1k. Michael F. Steib

1l. Jeffrey J. Brown

E59270-P18183

The Board of Directors recommends you vote FOR the following proposals:

2. Advisory vote on executive compensation.

3. Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2019.

NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

E59271-P18183